Exhibit 32

                  Certification of Principal Executive Officer


This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the annual report on Form 10-KSB for the year ended March 31, 2005 of Emerging Gamma Corporation (the "Company").

I, Allen F. Campbell, the Chief Executive Officer of the Company certify that to the best of my knowledge:

     (i) the Form 10-KSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  June 28, 2005

         By: /S/ ALLEN F. CAMPBELL
            -----------------------------
            Chief Executive Officer
            (Principal Executive Officer)


Subscribed and sworn to before me this 28Th day of June 2005.


 /S/ IRENE MARTINEZ
---------------------
Name:  Irene Martinez
Title: Notary Public

                  Certification of Principal Accounting Officer


This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the annual report on Form 10-KSB for the year ended March 31, 2005 of Emerging Gamma Corporation (the "Company").

I, Jerry W. Jarrell, the Chief Financial Officer of Company certify that to the best of my knowledge:

     (iii) the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     (iv) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  June 28, 2005

         By: /S/ JERRY W. JARRELL
            ------------------------------
            Chief Financial Officer
            (Principal Accounting Officer)


Subscribed and sworn to before me this 28Th day of June 2005.


 /S/ IRENE MARTINEZ
---------------------
Name:  Irene Martinez
Title: Notary Public